UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2017

VENTAS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.         Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Ventas, Inc. (the “Company”) was held on May 18, 2017.

Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.  Set forth below are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive Proxy Statement, filed with the Securities and Exchange Commission on April 4, 2017:

1.            The election of ten directors to terms expiring at the 2018 Annual Meeting of Stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Melody C. Barnes	292,508,149	342,421	296,799	35,481,302
Debra A. Cafaro	270,919,629	7,388,201	14,839,539	35,481,302
Jay M. Gellert	285,685,408	6,683,574	778,387	35,481,302
Richard I. Gilchrist	292,129,174	709,167	309,028	35,481,302
Matthew J. Lustig	287,506,797	5,253,284	387,288	35,481,302
Roxanne M. Martino	292,555,445	287,532	304,392	35,481,302
Walter C. Rakowich	292,510,393	255,578	381,398	35,481,302
Robert D. Reed	292,533,284	209,204	404,881	35,481,302
Glenn J. Rufrano	292,524,171	253,183	370,015	35,481,302
James D. Shelton	278,152,605	14,685,162	309,602	35,481,302

2.        The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2017.

For	Against	Abstain	Broker Non-Votes
327,502,407	639,342	486,922	—

3.        The approval, on an advisory basis, of the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
278,754,681	13,695,095	697,593	35,481,302

4.       The approval, on an advisory basis, on the frequency of advisory votes on the Company’s executive compensation.

1 Year	2 Years	3 Years	Abstain
251,709,126	449,089	40,538,104	451,050

Based on these results, and consistent with the Company’s recommendation, the Company’s Board of Directors has determined that the Company will hold an advisory vote on executive compensation every year until the next required advisory vote on the frequency of such votes, which will be no later than the Company’s Annual Meeting of Stockholders in 2023.

Item 8.01.          Other Events.

On May 18, 2017, the Company announced that its Board of Directors declared a regular quarterly dividend of $0.775 per share, payable in cash on June 30, 2017 to stockholders of record on June 6, 2017.  The dividend is the second quarterly installment of the Company’s 2017 annual dividend.

A copy of the press release issued by the Company on May 18, 2017 is filed herewith as Exhibit 99.1 and incorporated in this Item 8.01 by reference.

Item 9.01.          Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits:

Exhibit Number	Description

99.1	Press release issued by the Company on May 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date:	May 18, 2017	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, Chief
Administrative Officer, General
Counsel and Ethics and Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by the Company on May 18, 2017.